Exhibit 99.1

First Western Financial, Inc. Announces Addition

of Scott Mitchell and Julie Courkamp to Board of Directors

DENVER, February 4, 2021 -- First Western Financial, Inc. (NASDAQ: MYFW), a financial services holding company headquartered in Denver, Colorado (“First Western” or the “Company”), today announced the appointments of Scott C. Mitchell and Julie A. Courkamp to the Company’s Board of Directors. With the addition of Mr. Mitchell and Ms. Courkamp, the size of the Company’s Board of Directors has been increased from 9 to 11 members.

Scott C. Wylie, Chairman and CEO of First Western, said, “Since starting the Company, our goal has always been to have a Board of Directors that consists of highly qualified members that represent a diverse range of experience and skill sets. With the addition of Scott and Julie, we have further strengthened our Board with expertise in important areas and increased the diversity of perspectives that will be considered in our discussions and strategic planning.

“As a successful entrepreneur with an exceptional track record of improving the financial and operational performance of companies in a variety of industries, Scott represents the type of business leader that we serve in both our private banking and commercial bank platforms. In addition, as a Six Sigma Master Black Belt, Scott provides technical expertise and experience in driving operational efficiencies that will be valuable as we continue to scale First Western and to improve operating leverage while upgrading our technology platform and improving controls and processes.

“Since becoming Chief Financial Officer of First Western in 2013, Julie has consistently taken on increasing responsibilities beyond our finance department including oversight of our operations, risk management, and technology functions. We believe the significant range of her experience will be an asset at the Board level. Her Board service will also be valuable as she continues to expand her leadership role within the Company in the future,” said Mr. Wylie.

About Scott C. Mitchell

Scott C. Mitchell is President of U.S. Engineering Metalworks, a full-service mechanical contractor providing solutions for the life of a facility in a vast range of industries such as healthcare, education, office, government, and industrial. Prior to his current position, Mr. Mitchell served as President of a number of other successful manufacturing companies including Mercury Products, a provider of custom metal-stamped and fabricated parts, Intertech Plastics & Intertech Medical, a high-speed, high-volume manufacturer of custom injection molded plastic products and turnkey solutions, and Sylarus Technology, an early-stage, start-up solar company. Earlier in his career, Mr. Mitchell was a partner at Accenture, where he initiated a series of operational excellence initiatives to increase margins while enhancing client service, and also served as Senior Vice President of First Data and Western Union Corporation, where he led a team of Lean Manufacturing and Six Sigma specialists in driving business development and operational improvements around the world.

Mr. Mitchell holds a Bachelor of Science in Industrial Engineering from Southern Illinois University and an MBA from the University of Denver. Mr. Mitchell is a Six Sigma Master Black Belt and Lean Manufacturing Facilitator, and has served as a board member of the Governor of Colorado’s Leaders Initiative and the Denver Convention Center Hotel Authority.

About Julie A. Courkamp

Ms. Courkamp has served as Treasurer and Chief Financial Officer of the Company and First Western Trust Bank since 2013. She joined the Company in 2006 as its Controller and was promoted to Director of Finance and Accounting in 2010. In her current role, Ms. Courkamp manages the Finance, Accounting, Risk, Compliance, and Operations teams, including the deposit, loan, trust, investment and mortgage support teams at First Western. Prior to joining the Company, Ms. Courkamp held positions with PwC in Denver researching issues related to SEC reporting, and coordinating and supervising audits and interim quarterly reviews of public and private companies.

Ms. Courkamp holds a Bachelor of Science in Accounting from the University of Colorado at Boulder.

About First Western Financial, Inc.

First Western is a financial services holding company headquartered in Denver, Colorado, with operations in Colorado, Arizona, Wyoming and California. First Western and its subsidiaries provide a fully integrated suite of wealth management services on a private trust bank platform, which includes a comprehensive selection of deposit, loan, trust, wealth planning and investment management products and services. First Western’s common stock is traded on the Nasdaq Global Select Market under the symbol “MYFW.” For more information, please visit www.myfw.com.

Forward-Looking Statements

Statements in this news release regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “opportunity,” “could,” or “may.” The forward-looking statements in this news release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this news release and could cause us to make changes to our future plans. Those risks and uncertainties include, without limitation, the COVID-19 pandemic and its effects; integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming and California; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for loan losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2020 (“Form 10-K”), and other documents we file with the SEC from time to time. We urge readers of this news release to review the “Risk Factors” section our Form 10-K and any updates to those risk factors set forth in our subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and our other filings with the SEC. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this news release, which speak only as of today’s date, or to make predictions based solely on historical financial performance. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Contacts:
Financial Profiles, Inc.
Tony Rossi
310-622-8221

MYFW@finprofiles.com
IR@myfw.com